NEW COVENANT FUNDS
Supplement dated June 25, 2010 to the
Prospectus dated November 1, 2009, as supplemented April 6, 2010

New Sub-Adviser

Baillie Gifford Overseas Ltd. was approved by the Board of Trustees of the New Covenant Funds on May 16, 2010, to serve as a sub-adviser for the New Covenant Growth Fund.  Capital Guardian Trust Company will no longer serve as a sub-adviser for the New Covenant Growth Fund; therefore, all references to Capital Guardian Trust Company in the Prospectus are deleted.

•	Effective July 1, 2010, the following information replaces the section entitled “Management” on pages 6 and 7 of the Prospectus:

Management
Investment Adviser. One Compass Advisors is the GROWTH FUND’s investment adviser. Baillie Gifford Overseas Ltd. (“Baillie Gifford”), Santa Barbara Asset Management, LLC (“Santa Barbara”), Sound Shore Management, Inc. (“Sound Shore”), TimesSquare Capital Management, LLC (“TimesSquare”), and Wellington Management Company, LLP (“Wellington Management”) serve as the GROWTH FUND’s sub-advisers.

Portfolio Managers. The following individuals serve as the GROWTH FUND’s portfolio managers:

Portfolio Managers	Years of Service with the Fund	Primary Title
Baillie Gifford
Jonathan Bates	0	Investment Manager, Partner
Angus Franklin	0	Investment Manager
Elaine Morrison	0	Investment Manager, Partner
Gerald Smith	0	Deputy Chief Investment Officer, Partner
Andrew Strathdee	0	Investment Manager
Santa Barbara
Michael G. Mayfield	5	Chief Executive Officer and Chief Investment Officer
Sound Shore
Harry Burn, III, CFA	9	Chairman and Portfolio Manager
T. Gibbs Kane, Jr., CFA	9	President and Portfolio Manager
John P. DeGulis	9	Portfolio Manager
TimesSquare
Grant Babyak	1	CEO, Managing Director and Senior Portfolio Manager
Tony Rosenthal, CFA	1	Managing Director and Portfolio Manager
Wellington Management
Mammen Chally, CFA	10	Vice President and Equity Portfolio Manager

•	Effective July 1, 2010, the following paragraphs are added to the section entitled “Sub-Advisers for the Growth Fund” on pages 32 to 34 of the Prospectus:

Baillie Gifford Overseas Ltd. (“Baillie Gifford”) located at Calton Square, 1 Greenside Road, Edinburgh, Scotland EH1 3AN, is an investment adviser registered with the SEC and a United Kingdom corporation.  Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co.  In addition to managing assets in the GROWTH FUND, Baillie Gifford provides investment management services for investment companies, pension and profit sharing plans, other pooled investment vehicles (e.g., hedge funds), charitable organizations, corporations, and state or municipal government entities.

Jonathan Bates is an Investment Manager and a Partner who joined Baillie Gifford in 1993.

Angus Franklin is an Investment Manager who joined Baillie Gifford in 1994.

Elaine Morrison is an Investment Manager and a Partner who joined Baillie Gifford in 1989.

1

Gerald Smith is the Deputy Chief Investment Officer and a Partner who joined Baillie Gifford in 1987.  Mr. Smith is currently a member of the Investment Policy Committee.

Andrew Strathdee is an Investment Manager who joined Baillie Gifford in 1995.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, if any.

Please retain this Supplement with your Prospectus for future reference.

2

NEW COVENANT FUNDS

Supplement dated June 25, 2010 to the Statement of Additional Information (“SAI”) dated
November 1, 2009, as supplemented April 6, 2010.

Board of Trustees Changes

Mr. F. Kenneth Bateman and Mr. Donald B. Register have decided to retire from the New Covenant Funds (the “Trust”) Board of Trustees.  It is anticipated that the Trust will ask shareholders to elect three new Trustee candidates to replace Mr. Bateman and Mr. Register and fill a vacancy on the Trust’s Board of Trustees at a special shareholder meeting to be held in July or August 2010.  Concurrent with the approval of shareholders at the special meeting, Mr. Bateman’s and Mr. Register’s retirement will become effective.

Effective immediately, Ms. Gail C. Duree has assumed the role of Chair of the Trust and Mr. William C. Lauderbach has assumed the role of Vice Chair of the Trust.

New Sub-Adviser

Baillie Gifford Overseas Ltd. was approved by the Board of Trustees of the New Covenant Funds on May 16, 2010, to serve as a sub-adviser for the New Covenant Growth Fund.  Capital Guardian Trust Company will no longer serve as a sub-adviser for the New Covenant Growth Fund.  All references to Capital Guardian Trust Company are deleted.

•	As a result, effective July 1, 2010, the table on page 25 of the SAI is deleted and replaced with the following:

Name of Current Sub-Adviser	Fund Name	Annual Sub-Advisory Fee as a Percentage of Assets Managed
Baillie Gifford Overseas Ltd.*	Growth Fund
0.65% of the first $25 million; 0.55% of the next $75 million; 0.45% of the next $300 million and 0.35% thereafter.  The above fee scale is subject to a minimum fee of $300,000 per annum exclusive of any applicable tax.

Robert W. Baird & Co. Incorporated**	Income Fund	0.15% of the assets
EARNEST Partners, LLC**	Income Fund	0.15% of the assets
Santa Barbara Asset Management, LLC	Growth Fund	0.50% of the assets of the first $52 million and 0.45% for assets over $52 million
Sound Shore Management, Inc.	Growth Fund	0.75% of the first $10 million and 0.50% on assets over $10 million
Sterling Capital Management LLC**	Income Fund	0.15% of the assets
TimesSquare Capital Management, LLC***	Growth Fund	0.80% of the first $50 million; 0.70% of the next $50 million; and 0.60% of assets over $100 million
Wellington Management Company, LLP	Growth Fund	0.25% of the first $100 million; 0.20% of the next $400 million and 0.175% of assets over $500 million
*	Baillie Gifford Overseas Ltd. became a sub-adviser to the Growth Fund on July 1, 2010.
**	Robert W. Baird & Co. Incorporated, EARNEST Partners, LLC and Sterling Capital Management LLC became sub-advisers to the Income Fund on January 1, 2009.
***	TimesSquare Capital Management, LLC became a sub-adviser to the Growth Fund on April 20, 2009.

•	Additionally, effective July 1, 2010, the following information is added to Appendix B:

Baillie Gifford Overseas Ltd. (“Baillie Gifford”)

Portfolio Managers

Jonathan Bates is an Investment Manager and a Partner who joined Baillie Gifford in 1993.

Angus Franklin is an Investment Manager who joined Baillie Gifford in 1994.

Elaine Morrison is an Investment Manager and a Partner who joined Baillie Gifford in 1989.

Gerald Smith is the Deputy Chief Investment Officer and a Partner who joined Baillie Gifford in 1987.  Mr. Smith is currently a member of the Investment Policy Committee.

Andrew Strathdee is an Investment Manager who joined Baillie Gifford in 1995.

Dollar Range of Investments in the Fund

None

Compensation

Compensation arrangements within Baillie Gifford vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co.  For employees, a portfolio manager’s compensation generally consists of base salary, bonus, and payments under Baillie Gifford’s long term incentive program.  In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees.  Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Baillie Gifford offers.  These plans are structured to provide the same retirement benefits as the standard retirement benefits.

A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account ongoing compensation benchmark analyses, and is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors, including investment performance, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group.  Investment performance is measured over three years and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff.  The bonus is paid on an annual basis.

Under the long term incentive program eligible participants receive an annual payment based on their years of service, job level and, if applicable, management responsibilities.  The long term incentive award is based on investment performance relative to competitors and Baillie Gifford’s operating efficiencies.

Partners’ remuneration comprises a base salary and a share of the partnership profits.  The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co. and length of service.  The main staff benefits such as pension schemes are not available to partners and therefore partners provide for benefits from their own personal funds.  Prior to joining the partnership, individuals were members of the standard company pension scheme, the benefits of which have been deferred until retirement.

Other Managed Accounts as of December 31, 2009

Portfolio Manager	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jonathan Bates	1	$280,000,000	0	$0	24	$5,835,000,000
Angus Franklin	1	$280,000,000	1	$80,000,000	19	$5,133,000,000
Elaine Morrison	1	$280,000,000	5	$3,111,000,000	48	$11,201,000,000
Gerald Smith	1	$280,000,000	1	$1,575,000,000	22	$5,494,000,000
Andrew Strathdee	1	$280,000,000	1	$364,000,000	35	$7,556,000,000

Accounts with Performance-based Fees as of December 31, 2009

Portfolio Manager	The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jonathan Bates	0	$0	0	$0	6	$2,057,000,000
Angus Franklin	0	$0	0	$0	5	$1,717,000,000
Elaine Morrison	0	$0	0	$0	1	$129,000,000
Gerald Smith	0	$0	0	$0	5	$1,717,000,000
Andrew Strathdee	0	$0	0	$0	7	$2,768,000,000

Description of Material Conflicts

Baillie Gifford’s individual portfolio managers may manage multiple client accounts.  These other accounts may include separate accounts, collective investment schemes, mutual funds or offshore funds.  Baillie Gifford manages potential conflicts through allocation policies and procedures, and internal review processes.  Baillie Gifford has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another.  Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Please retain this Supplement with your SAI for future reference.